SUPPLEMENT DATED OCTOBER 31, 2008

AUL AMERICAN INDIVIDUAL UNIT TRUST

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

PROSPECTUS DATED MAY 1, 2008

1.)

Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio (Formerly Neuberger Berman AMT Limited Maturity Bond Portfolio) is now called the Neuberger Berman AMT Short Duration Bond Portfolio (Formerly Neuberger Berman AMT Limited Maturity Bond Portfolio). All references in the Prospectus and Statement of Additional Information to “Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio (Formerly Neuberger Berman AMT Limited Maturity Bond Portfolio)” will be replaced with “Neuberger Berman AMT Short Duration Bond Portfolio (Formerly Neuberger Berman AMT Limited Maturity Bond Portfolio).”

This Supplement should be retained with the Prospectus for future reference.